SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is made as of the 10th day of July, 2003, by DCAP GROUP, INC., a corporation organized under the laws of the State of Delaware, DCAP MANAGEMENT CORP., a corporation organized under the laws of the State of New York, AIA-DCAP CORP., a corporation organized under the laws of the Commonwealth of Pennsylvania, AARD-VARK AGENCY, LTD., a corporation organized under the laws of the State of New York, BARRY SCOTT AGENCY, INC., a corporation organized under the laws of the State of New York, BARRY SCOTT COMPANIES, INC., a corporation organized under the laws of the State of Delaware, BARRY SCOTT ACQUISITION CORP., a corporation organized under the laws of the State of New York, BARON CYCLE, INC., a corporation organized under the laws of the State of New York, BLAST ACQUISITION CORP., a corporation organized under the laws of the State of Delaware, DEALERS CHOICE AUTOMOTIVE PLANNING, INC., a corporation organized under the laws of the State of New York, IAH, INC., a corporation organized under the laws of the State of Delaware, and INTANDEM CORP., a corporation organized under the laws of the State of New York (collectively, the "Obligor") for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York State Bank (the "Secured Party").

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which the Obligor hereby acknowledges,

     FOR THE PURPOSE OF SECURING (i) all present and future indebtedness, liabilities and other obligations of any nature whatsoever (direct or indirect, fixed or contingent), and whether or not now contemplated, of the Obligor to Secured Party including, without limitation, those indebtedness, liabilities and other obligations arising pursuant to or in connection with this Agreement, that certain Guaranty of Payment Agreement dated of even date herewith (the "Guaranty") from the Obligor in favor of the Secured Party and/or (ii) all present and future indebtedness, liabilities and other obligations of any nature whatsoever (direct or indirect, fixed or contingent), and whether or not now contemplated, under or secured by that certain Financing and Security Agreement of even date herewith (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") between Payments, Inc. and the Secured Party (all indebtedness, liabilities and other obligations under clauses (i) and/or (ii) above collectively, the "Obligations"),

     THE OBLIGOR HEREBY assigns, pledges and grants a security interest to Secured Party, and covenants and agrees that Secured Party shall have a perfected and continuing security interest in, all of the following property of the Obligor, all whether now owned or existing or hereafter acquired or created wherever situated (collectively, the "Collateral"):

               (a) All inventory, and all warranties, licenses, franchises, documents, chattel paper and general intangibles related thereto (including, without limitation, software), and all returned, rejected or repossessed goods; and

               (b) All accounts, contract rights, chattel paper (including, without limitation, electronic chattel paper), instruments, payment intangibles and other general intangibles, health-care-insurance receivables, money and


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

documents, and all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to any of the foregoing; and

               (c) All equipment, furniture, fixtures, and other goods together with (i) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, (ii) leases and chattel paper with respect thereto, (iii) all replacements thereof and substitutions therefor and (iv) and all warranties, licenses, franchises, and general intangibles related to the foregoing (including, without limitation, software); and

               (d) All general intangibles (including, without limitation, all books and records, things in action, contractual rights, tax returns, goodwill, literary rights, rights to performance, copyrights, trademarks and patents) and commercial tort claims; and

               (e) All notes, notes receivable, drafts, letters of credit, letter-of-credit rights, supporting obligations, deposit accounts, investment property, security, acceptances, instruments and documents; and

     WITH RESPECT TO EACH AND ALL OF THE FOREGOING, all insurance policies and insurance proceeds related to any and all of the foregoing or otherwise and all cash and noncash proceeds thereof, and all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment, hardware and general intangibles necessary, beneficial or desirable to retain, access and/or process the information contained in those books and records, and all proceeds (cash and noncash) of the foregoing, it being the intention of the Obligor that the Collateral shall include all of the Obligor's personal property. All terms used herein which are defined by the Maryland Uniform Commercial Code shall have the same meanings as assigned to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement.

     The Obligor further agrees that the Secured Party shall have in respect thereof all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code as well as those provided in this Agreement. Notwithstanding the fact that the proceeds of the Collateral constitute a part of the Collateral, the Obligor may not dispose of the Collateral, or any part thereof.

     1.   The Obligor covenants with and warrants to Secured Party that:

          (a) The Obligor will store the Collateral in appropriate containers, in safe and secure locations, and in accordance with applicable laws, will take all steps necessary to preserve and maintain the Collateral and its value, and will not permit anything to be done to the Collateral which may materially impair its value or security. Secured Party, or agents designated by Secured Party, shall be permitted to enter the premises of the Obligor and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice.

          (b) At its expense, the Obligor will defend the title to the Collateral (or any part thereof), and will promptly upon request by the Secured Party execute, acknowledge and deliver or obtain any financing statement,
continuation   statement,   security   agreement,

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

assignment, instruments, acknowledgments, landlord, bailee and other third party waivers, filings or other document as may be necessary or beneficial, in the opinion of the Secured Party, to perfect (by control or otherwise), preserve, provide notice of, maintain, continue, realize upon, protect and/or extend the assignment, lien or security interest granted to the Secured Party under this Agreement and its priority. The Obligor agrees that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Further, to the extent permitted by applicable laws, the Secured Party is authorized to file, without the Obligor's signature, one or more financing statements, amendments to financing statements, correction statements or other notices disclosing the Secured Party's liens and other security interests. All financing statements and notices may describe the Secured Party's collateral as all assets or all personal property of Obligor. The Obligor hereby ratifies and confirms the validity of any and all financing statements filed by the Secured Party prior to the date of this Agreement.

          (c) The Obligor will maintain on the goods included among the Collateral hazard insurance with fire and extended coverage, naming Secured Party as an additional insured and sole loss payee, in amounts, with endorsements, from insurers and otherwise in form and substance satisfactory to Secured Party as determined by Secured Party from time to time.

          (d) The Obligor will immediately notify the Secured Party of each change which has caused, and of each proposed change which the Obligor believes would cause, the information contained on EXHIBIT A to this Agreement to be no longer accurate, complete and correct

     2. The Obligor hereby represents and warrants to and covenants with the Secured Party that:

          (a) The Obligor has full power and authority to execute and deliver this Agreement and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of the Obligor and by all necessary third parties including, without limitation, Governmental Authorities. This Agreement constitutes valid and legally binding obligations of the Obligor, enforceable in accordance with their terms.

          (b) There is no charter, bylaw, stock provision, partnership, operating agreement, articles of organization, partnership agreement, or other document pertaining to the organization, power or authority of the Obligor and no provision of any existing agreement, mortgage, indenture, contract, law, court or administrative order or proceeding binding on or applicable to the Obligor or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement.

          (c) The Obligor has good title to the Collateral and the Collateral is free and clear of liens, security interests, claims, encumbrances, and assignments, except those granted to the Secured Party and except, with respect to the assets of Barry Scott Companies, Inc. only, those granted to The Progressive Corporation.

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

          (d) The Secured Party has and will at all times continue to have as security for the Obligations a valid and perfected security interest in all of the Collateral.

          (e) At the time this Agreement is executed and delivered, there exists no default under this Agreement and no condition that with the giving or notice or the passage of time would be a default under this Agreement.

          (f) The information contained in EXHIBIT A, which is attached to and a part of this Agreement, is accurate, complete and correct.

     3. The Obligor shall be in default under this Agreement and the Obligations if the Obligor (i) breaches any agreement, covenant and warranty under this Agreement or any other agreement, covenant or warranty between the Obligor and the Secured Party, (ii) is in default under any of the other Obligations, including, without limitation, any agreement with respect thereto,
(iii) transfers to another location any of the Collateral, or makes any change which would cause the information contained on EXHIBIT A to this Agreement to be no longer accurate, complete and correct, (iv) transfers or assigns (including, without limitation, transfers or assignments by merger, consolidation or operation of law) or sells, conveys, leases, assigns, transfers or otherwise disposes of all or any part of the Collateral, except inventory sold in the ordinary course of business prior to an event of default, (v) permits (or if there shall arise) any security interest, encumbrance, financing statement, lien (including, without limitation, tax lien) or charge of any kind on the Collateral, except for the liens of Secured Party pursuant to this Agreement and except for the liens of The Progressive Corporation on the assets of Barry Scott Companies, Inc., (vi) changes the Obligor's name, state of organization, or entity structure, or become organized under the laws of an additional state,
(vii) liquidates, dissolves or terminates its existence, (viii) admits in writing its inability generally to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors, (ix) is the subject of federal or state bankruptcy, insolvency, receivership or trustee proceedings, or
(x) suffers (or if there shall occur) an "Event of Default" (as that term is defined in the Financing Agreement or in any of the other Financing Documents).

     4. Upon the occurrence of a default under this Agreement (and in addition to all of its rights, powers and remedies under this Agreement, the Guaranty, any other promissory notes, documents, instruments, guaranties, mortgages or other contract with or for the benefit of the Secured Party, or securing or evidencing payment of any indebtedness of the Obligor, at any time executed by the Obligor and/or any other person in connection with any of the Obligations, all as the same may be amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Documents"): The Secured Party may, in the exercise of its sole and absolute discretion, declare all or any part of the Obligations to be immediately due and payable. The Secured Party shall have all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code and other applicable laws. If the sale or other disposition of the Collateral fails to satisfy all of the Obligations, the Obligor shall remain liable to Secured Party for any deficiency. Upon demand by Secured Party, the Obligor shall assemble the Collateral and make it available to Secured Party, at a place reasonably convenient for such purpose as designated by Secured Party. The Obligor shall hold in trust for the Secured Party all collections and proceeds of Collateral in the form received, shall not commingle those collections or proceeds with any other assets of the Obligor and shall deliver those collections

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

and proceeds immediately to the Secured Party with any necessary endorsement. The Secured Party or its agents may enter upon and remain on the Obligor's premises to take possession of the Collateral, to remove it, to render it unusable, to collect it, or to sell or otherwise dispose of it and to take any other action permitted to be taken under this Agreement or under applicable laws. Any proceeds of the collection, the sale or other disposition of the Collateral will be applied by the Secured Party to the Obligations (whether then due or not), at such time or times and in such order and manner of application as the Secured Party may from time to time in its sole and absolute discretion determine.

     5. If the Obligor fails to take any action required to be taken by the Obligor under this Agreement (including, without limitation, obtaining required insurance), the Secured Party, in the exercise of its sole and absolute discretion, may do so in the name of the Secured Party or the Obligor as the Secured Party may elect, but at the cost and expense of the Obligor, which cost and expense shall be immediately due and payable to the Secured Party as part of the Obligations. In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Secured Party may (but shall be under no obligation to), without notice to the Obligor, in the name of the Secured Party or in the name of the Obligor or otherwise, for the use and benefit of the Secured Party, but at the cost and expense of the Obligor, (i) following a default under this Agreement, extend, renew, demand, collect, enforce by legal or equitable proceedings or otherwise, exchange, surrender, compromise, give receipt for and give renewals, extensions, discharges and releases of, any and all of the Collateral; (ii) endorse or sign the name of the Obligor upon any items of payment, certificates of title, instruments, financing statements, securities, powers, documents, documents of title, or other writing relating to or part of the Collateral; and (iii) following a default under this Agreement, take any other action necessary or beneficial to realize upon or dispose of the Collateral. The Obligor hereby irrevocably appoints the Secured Party as its attorney-in-fact, with power of substitution from time to time, to take such actions as are described in this paragraph as well as any other action which the Obligor is required to take under this Agreement or under any of the other Financing Documents, including, without limitation, the execution, acknowledgment and delivery of any financing statement, continuation statement, security agreement, assignment, instruments, filings or other document as may be necessary or beneficial, in the opinion of the Secured Party, to perfect, preserve, provide notice of, maintain, continue, realize upon, protect and/or extend the assignment, lien or security interest granted to the Secured Party under this Agreement and its priority.

     6. Without precluding other means for giving notice, any written notice of the sale, disposition or other intended action by Secured Party with respect to the Collateral given at least ten (10) days prior to such sale, disposition or other action and sent to the mailing address set forth on EXHIBIT A attached hereto, shall in all events constitute commercially reasonable notice to the Obligor.

     7. The Obligor agrees to pay to Secured Party as part of the Obligations all reasonable expenses, charges, costs, taxes, and fees (including, without limitation, reasonable attorney's fees and expenses, whether incurred prior to the institution of any suit or other proceeding or otherwise) of any nature whatsoever paid or incurred by or on behalf of Secured Party in connection with the perfection, collection, maintenance, preservation, inspection,

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

insuring,   defense,   protection,   realization  upon,  disposition,   sale  or
enforcement of all or any part of the Collateral or the enforcement or collection of the Obligations.

     8. This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Secured Party and the Obligor. The Secured Party shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Secured Party in refraining from so doing at any time or times. The failure or delay of the Secured Party at any time or times to enforce the rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same.

     9. The rights, powers and remedies provided in this Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Secured Party shall determine, and are in addition to, and not exclusive of, rights, powers and remedies provided by applicable laws, all without regard to any right of the Obligor or any other person or entity to the marshalling of assets, which right the Obligor and any other person or entity who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations hereby waive to the extent permitted by applicable laws. Without limiting the generality of the foregoing, the Secured Party may: (a) proceed against any one or more Obligors and/or the Collateral with or without proceeding against any other Obligor or any other person obligated under any of the Obligations; (b) proceed against the Obligor with or without proceeding under the other Financing Documents; (c) without reducing or impairing the obligation of the Obligor and without notice, release or compromise with any guarantor or other person liable for all or any part of the Obligations; and (d) without reducing or impairing the obligations of the Obligor and without notice thereof: (i) fail to perfect the security interests and/or other interests of the Secured Party in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) allow all or any Obligations to arise after the date of this Agreement, (iii) waive any provision of this Agreement, (iv) exercise or fail to exercise rights of set-off or other rights, (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations, and (vi) take or fail to take any action under this Agreement or against any one or more persons obligated under the Obligations. The Obligor, together with any guarantor, surety or indemnitor of all or any part of the Obligations, hereby waives and releases all claims and defenses against the Secured Party and/or with respect to the payment or enforcement of the Obligations and the Secured Party's rights in the Collateral on account of any of the foregoing.

     10. In case one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall remain effective and binding on the parties hereto and shall not be affected or impaired thereby.

     11. This Agreement shall be binding upon and inure to the benefit of the Obligor and Secured Party and their respective successors and assigns.


                        [Signatures follow on next page]



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

                             First Signature Page to
                             Security Agreement from
               DCAP Group, Inc. and its wholly-owned subsidiaries
                                   in favor of
                     Manufacturers and Traders Trust Company




     IN WITNESS WHEREOF, the Obligor has executed and delivered this Agreement under seal as of the day and year first written above.

ATTEST:                                 DCAP GROUP, INC.



_______________________________         By:_____________________________(Seal)
                                            Barry B. Goldstein,
                                            President


ATTEST:                                 DCAP MANAGEMENT CORP.



_______________________________         By:_____________________________(Seal)
                                            Barry B. Goldstein,
                                            President

ATTEST:                                 AIA-DCAP CORP.



_______________________________         By:_____________________________(Seal)
                                            Barry B. Goldstein,
                                            President

ATTEST:                                 AARD-VARK AGENCY, LTD.



_______________________________         By:_____________________________(Seal)
                                            Barry B. Goldstein,
                                            President

                        [Signatures Follow on Next Page]

                            Second Signature Page to
                             Security Agreement from
               DCAP Group, Inc. and its wholly-owned subsidiaries
                                   in favor of
                     Manufacturers and Traders Trust Company




ATTEST:                                   BARRY SCOTT AGENCY, INC.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

ATTEST:                                   BARRY SCOTT COMPANIES, INC.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

ATTEST:                                   BARRY SCOTT ACQUISITION CORP.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

ATTEST:                                   BARON CYCLE, INC.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

                       [Signatures Continue on Next Page]

                             Third Signature Page to
                             Security Agreement from
               DCAP Group, Inc. and its wholly-owned subsidiaries
                                   in favor of
                     Manufacturers and Traders Trust Company




ATTEST:                                   BLAST ACQUISITION CORP.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

ATTEST:                                   DEALERS CHOICE AUTOMOTIVE
                                          PLANNING, INC.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

ATTEST:                                   IAH, INC.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

ATTEST:                                   INTANDEM CORP.



_______________________________           By:_____________________________(Seal)
                                              Barry B. Goldstein,
                                              President

                         EXHIBIT A TO SECURITY AGREEMENT

     The Obligor further represents and warrants to the Secured Party that the information provided to the Lender on the Perfection Certificate dated on or about the date of this Agreement provided by each Obligor to the Lender is true and correct and is incorporated into this Agreement by reference.





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